                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.      ESL PARTNERS, L.P.

Item                                 Information

Name:                                ESL Partners, L.P.

Address:                             1170 Kane Concourse, Suite 200,
                                     Bay Harbor Islands, FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    June 30, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:      RBS Partners, L.P.
                                     Its:     General Partner

                                     By:      ESL Investments, Inc.
                                     Its:     General Partner

                                     By:      /s/ Edward S. Lampert
                                              ---------------------------------
                                     Name:    Edward S. Lampert
                                     Title:   Chief Executive Officer
                                     Date:    July 2, 2015

2.      SPE I PARTNERS, LP

Item                                 Information

Name:                                SPE I Partners, LP

Address:                             1170 Kane Concourse, Suite 200,
                                     Bay Harbor Islands, FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    June 30, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:      RBS Partners, L.P.
                                     Its:     General Partner

                                     By:      ESL Investments, Inc.
                                     Its:     General Partner

                                     By:      /s/ Edward S. Lampert
                                              ---------------------------------
                                     Name:    Edward S. Lampert
                                     Title:   Chief Executive Officer
                                     Date:    July 2, 2015

3.      SPE MASTER I, LP

Item                                 Information

Name:                                SPE Master I, LP

Address:                             1170 Kane Concourse, Suite 200,
                                     Bay Harbor Islands, FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    June 30, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:      RBS Partners, L.P.
                                     Its:     General Partner

                                     By:      ESL Investments, Inc.
                                     Its:     General Partner

                                     By:      /s/ Edward S. Lampert
                                              ---------------------------------
                                     Name:    Edward S. Lampert
                                     Title:   Chief Executive Officer
                                     Date:    July 2, 2015

4.      RBS PARTNERS, L.P.

Item                                 Information

Name:                                RBS Partners, L.P.

Address:                             1170 Kane Concourse, Suite 200,
                                     Bay Harbor Islands, FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    June 30, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:      ESL Investments, Inc.
                                     Its:     General Partner

                                     By:      /s/ Edward S. Lampert
                                              ---------------------------------
                                     Name:    Edward S. Lampert
                                     Title:   Chief Executive Officer
                                     Date:    July 2, 2015

5.      ESL INSTITUTIONAL PARTNERS, L.P.

Item                                 Information

Name:                                ESL Institutional Partners, L.P.

Address:                             1170 Kane Concourse, Suite 200,
                                     Bay Harbor Islands, FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    June 30, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:      RBS Investment Management, L.L.C.
                                     Its:     General Partner

                                     By:      ESL Investments, Inc.
                                     Its:     Manager

                                     By:      /s/ Edward S. Lampert
                                              ---------------------------------
                                     Name:    Edward S. Lampert
                                     Title:   Chief Executive Officer
                                     Date:    July 2, 2015

6.      RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                 Information

Name:                                RBS Investment Management, L.L.C.

Address:                             1170 Kane Concourse, Suite 200,
                                     Bay Harbor Islands, FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    June 30, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:      ESL Investments, Inc.
                                     Its:     Manager

                                     By:      /s/ Edward S. Lampert
                                              ---------------------------------
                                     Name:    Edward S. Lampert
                                     Title:   Chief Executive Officer
                                     Date:    July 2, 2015

7.      CRK PARTNERS, LLC

Item                                 Information

Name:                                CRK Partners, LLC

Address:                             1170 Kane Concourse, Suite 200,
                                     Bay Harbor Islands, FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    June 30, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:      ESL Investments, Inc.
                                     Its:     Sole Member

                                     By:      /s/ Edward S. Lampert
                                              ---------------------------------
                                     Name:    Edward S. Lampert
                                     Title:   Chief Executive Officer
                                     Date:    July 2, 2015

8.      ESL INVESTMENTS, INC.

Item                                 Information

Name:                                ESL Investments, Inc.

Address:                             1170 Kane Concourse, Suite 200,
                                     Bay Harbor Islands, FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    June 30, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:
                                     By:      /s/ Edward S. Lampert
                                              ---------------------------------
                                     Name:    Edward S. Lampert
                                     Title:   Chief Executive Officer
                                     Date:    July 2, 2015